Exhibit 99.3

The following table reconciles Peninsula Gaming’s Property Net Revenues and Property EBITDA to amounts as reported in its consolidated statements of operations for the years ended December 31, 2011, 2010, 2009 and 2008, as reported in its Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). The Net Revenues and Property EBITDA amounts as reported herein were derived from the Current Reports on Form 8-K, as filed with the SEC, reporting on periodic earnings.

	Year Ended December 31,
	2011	2010	2009	2008
	(in thousands)
Net Revenues
Diamond Jo Dubuque	$68,911	$67,835	$71,876	$42,364
Diamond Jo Worth	93,924	86,568	83,897	84,596
Evangeline Downs	115,438	112,993	122,808	132,193
Amelia Belle	47,965	47,962	7,699	—
Kansas Star	6,060	—	—	—

Consolidated net revenues	332,298	315,358	286,280	259,153
Property EBITDA
Diamond Jo Dubuque	$23,884	$22,690	$23,759	$12,929
Diamond Jo Worth	38,736	35,542	33,567	32,602
Evangeline Downs	30,099	29,820	34,355	38,941
Amelia Belle	14,345	15,146	1,932	—
Kansas Star	3,318	—	—	—

Consolidated Property Adjusted EBITDA	110,382	103,198	93,613	84,472
Corporate expense	9,424	6,924	5,638	4,782

Consolidated Adjusted EBITDA	100,958	96,274	87,975	79,690

Other operating costs and expenses
Depreciation and amortization	29,427	29,413	24,651	20,134
Preopening and development expenses	10,136	33	1,217	(137)
Affiliate management fee	6,185	5,756	5,318	5,401
Write-downs and other items, net	(532)	184	1,770	926
Other	—	28	(2,412)	(6,559)

Total other operating costs and expenses	45,216	35,414	30,544	19,765

Operating income	55,742	60,860	57,431	59,925

Other non-operating items
Interest expense, net	65,952	57,349	48,397	37,169
Loss on early retirement of debt	—	—	22,475	—
Loss from equity affiliate	91	29	—	—

Total other non-operating costs and expenses, net	66,043	57,378	70,872	37,169

Net income (loss)	$(10,301)	$3,482	$(13,441)	$22,756

The following table reconciles Peninsula Gaming’s Property Net Revenues and Property EBITDA to amounts as reported in its consolidated statements of operations for the quarters ended June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, which were derived from its Quarterly Reports on Form 10-Q filed with the SEC for each respective period. The Net Revenues and Property EBITDA amounts as reported herein were derived from the Current Reports on Form 8-K, as filed with the SEC, reporting on periodic earnings. These quarters were compiled to present the twelve month period ended March 31, 2012.

					Twelve Months
	Three Months Ended				Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2012
	(in thousands)
Net Revenues
Diamond Jo Dubuque	$17,233	$17,970	$16,951	17,629	$69,783
Diamond Jo Worth	24,495	24,607	23,237	23,940	96,279
Evangeline Downs	31,435	28,799	26,586	30,092	116,912
Amelia Belle	11,331	12,497	10,696	12,878	47,402
Kansas Star	—	—	6,020	50,264	56,284

Consolidated net revenues	84,494	83,873	83,490	134,803	386,660
Property EBITDA
Diamond Jo Dubuque	$6,121	$6,484	$5,588	$6,056	$24,249
Diamond Jo Worth	10,148	10,399	9,497	9,921	39,965
Evangeline Downs	8,232	6,913	6,375	8,917	30,437
Amelia Belle	3,258	3,707	2,997	4,272	14,234
Kansas Star	—	—	3,318	26,786	30,104

Consolidated Property Adjusted EBITDA	27,759	27,503	27,775	55,952	138,989
Corporate expense	2,217	2,147	2,747	2,859	9,970

Consolidated Adjusted EBITDA	25,542	25,356	25,028	53,093	129,019

Other operating costs and expenses
Depreciation and amortization	7,142	7,099	7,963	10,442	32,646
Preopening and development expenses	1,883	3,923	3,273	—	9,079
Affiliate management fee	1,604	1,565	1,477	2,411	7,057
Write-downs and other items, net	43	9	93	(20)	125

Total other operating costs and expenses	10,672	12,596	12,806	12,833	48,907

Operating income	14,870	12,760	12,222	40,260	80,112

Other non-operating items
Interest expense, net	16,940	16,520	16,512	17,849	67,821
(Gain) loss from equity affiliate	27	(3)	29	28	81

Total other non-operating costs and expenses, net	16,967	16,517	16,541	17,877	67,902

Net income (loss)	$(2,097)	$(3,757)	$(4,319)	$22,383	$12,210

The following table presents Boyd Gaming Corporation’s Net Revenues and Adjusted EBITDA by operating segment and reconciles Adjusted EBITDA to Net income (loss) as reported in our consolidated statements of operations for the quarters ended June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, which were compiled from our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC for each respective period. The twelve month period ended March 31, 2012 was compiled from such amounts.

					Twelve Months
	Three Months Ended				Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2012
		(in thousands)
Net Revenues
Las Vegas Locals	$151,836	$145,915	$152,696	$154,789	$605,236
Downtown Las Vegas	56,585	53,327	58,671	57,008	225,591
Midwest and South	181,751	187,906	217,567	243,722	830,946
Atlantic City	182,756	202,018	176,410	176,150	737,334

Reportable Segment Net revenues	572,928	589,166	605,344	631,669	2,399,107
Other	1,475	1,049	1,330	1,414	5,268

Net revenues	$574,403	$590,215	$606,674	$633,083	$2,404,375

Adjusted EBITDA
Las Vegas Locals	$38,570	$30,793	$36,842	$38,486	$144,691
Downtown Las Vegas	9,366	6,005	10,839	8,432	34,642
Midwest and South	42,276	44,524	39,090	58,130	184,020

Wholly-owned property Adjusted EBITDA	90,212	81,322	86,771	105,048	363,353
Corporate expense	10,457	9,570	10,363	10,127	40,517

Wholly-owned Adjusted EBITDA	79,755	71,752	76,408	94,921	322,836
Atlantic City	38,657	50,287	37,860	38,881	165,685

Adjusted EBITDA	$118,412	$122,039	$114,268	$133,802	$488,521

Other operating costs and expenses
Deferred rent	$1,032	$1,034	$1,034	$996	$4,096
Depreciation and amortization	48,488	46,034	50,237	50,014	194,773
Preopening expenses	1,741	1,720	1,342	1,660	6,463
Share-based compensation expense	2,140	1,787	2,257	3,116	9,300
Other operating charges, net	2,262	2,300	4,789	247	9,598
Other	759	1,000	(237)	1,187	2,709

Total other operating costs and expenses	56,422	53,875	59,422	57,220	226,939

Operating income	61,990	68,164	54,846	76,582	261,582

Other non-operating items
Interest expense, net	66,674	60,068	66,657	63,824	257,223
Fair value adjustment of derivative instruments	48	—	—	—	48
(Gain) loss on early retirements of debt, net	—	(54)	48	—	(6)
Other income	—	(1,000)	(10,582)	—	(11,582)

Total other non-operating costs and expenses, net	66,722	59,014	56,123	63,824	245,683

Income (loss) before income taxes	(4,732)	9,150	(1,277)	12,758	15,899
Income taxes	(911)	(2,170)	(1,749)	(6,283)	(11,113)

Net income (loss)	(5,643)	6,980	(3,026)	6,475	4,786
Net (income) loss attributable to noncontrolling interest	2,692	(3,871)	2,535	(623)	733

Net income (loss) attributable to Boyd Gaming Corporation	$(2,951)	$3,109	$(491)	$5,852	$5,519

The following table reconciles the presentation of corporate expense on our condensed consolidated statements of operations for the indicated periods to the presentation on the previous table.

	Three Months Ended				Twelve Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2012
		(in thousands)
Corporate expense as reported on our consolidated statements of operations	$12,264	$11,025	$12,393	$12,871	$48,553
Corporate share-based compensation expense	(1,807)	(1,455)	(2,030)	(2,744)	(8,036)

Corporate expense as reported on the previous table	$10,457	$9,570	$10,363	$10,127	$40,517

The following table allocates corporate expense to Wholly-Owned property Adjusted EBITDA (which is presented and reconciled in a previous table).

	Twelve Months ended March 31, 2012
	Las Vegas Locals	Downtown Las Vegas	Atlantic City	Subtotal	Midwest and South	Total
			(in thousands)
Wholly Owned property Adjusted EBITDA	$144,691	$34,642	$165,685	$345,018	$184,020	$529,038
Allocation of corporate expense	11,081	2,653	13,189	26,923	13,594	40,517

Adjusted EBITDA	$133,610	$31,989	$152,496	$318,095	$170,426	$488,521

The following table presents the calculation of Free Cash Flow, and with the tables below, reconciles the line items to the amounts reported in our consolidated statements of operations and cash flows for the respective periods presented.

	Year Ended December 31,	Three Months Ended March 31,		Twelve Months Ended
	2011	2012	2011	March 31, 2012
	(in thousands)
Wholly-Owned EBITDA	$307,974	$94,921	$80,059	$322,836
Interest expense	(152,618)	(39,949)	(39,875)	(152,692)
Capital expenditures	(54,598)	(15,330)	(17,221)	(52,707)
Taxes	(468)	(5,706)	2,437	(8,611)

Free Cash Flow	$100,290	$33,936	$25,400	$108,826

The following table reconciles interest expense, as presented in the free cash flow calculation above, to the amount as reported in our consolidated statements of operations for the respective periods presented.

	Year Ended December 31,	Three Months Ended March 31,		Twelve Months Ended
	2011	2012	2011	March 31, 2012
	(in thousands)
Interest expense
Boyd Gaming Corporation	$152,618	$39,949	$39,875	$152,692
Borgata	81,314	20,482	17,283	84,513
Variable Interest Entity	16,753	3,393	128	20,018

Interest expense as reported in our consolidated statements of operations	$250,685	$63,824	$57,286	$257,223

The following table reconciles capital expenditures, as presented in the free cash flow calculation above, to the amount as reported in our consolidated statements of cash flows for the respective periods presented.

	Year Ended December 31,	Three Months Ended March 31,		Twelve Months Ended
	2011	2012	2011	March 31, 2012
	(in thousands)
Capital expenditures
Boyd Gaming Corporation	$54,598	$15,330	$17,221	$52,707
Borgata	32,626	17,466	3,637	46,455

Capital expenditures as reported in our consolidated statements of cash flows.	$87,224	$32,796	$20,858	$99,162

The following table reconciles income tax expense, as presented in the free cash flow calculation above, to the amount as reported in our consolidated statements of operations for the respective periods presented.

	Year Ended December 31,	Three Months Ended March 31,		Twelve Months Ended
	2011	2012	2011	March 31, 2012
	(in thousands)
Income taxes
Boyd Gaming Corporation	$468	$5,706	$2,437	$8,611
Borgata	1,253	577	671	2,501

Income taxes as reported in our consolidated statements of operations	$1,721	$6,283	$(3,108)	$11,112

The following tables present the data used in the public company peer group disclosures. All information was obtained from the Current Reports on Form 8-K related to the periodic release of earnings, filed with the SEC by these respective companies, for these respective periods. The twelve month period ended March 31, 2012 was compiled from this data.

	Year Ended December 31,	Three Months Ended March 31,		Twelve Months Ended
	2011	2012	2011	March 31, 2012
	(in thousands)
Ameristar Casinos
Net Revenue	$1,214,506	$312,134	$308,743	$1,217,897
EBITDA	365,136	101,975	96,360	370,751
EBITDA Margin	30.1%	32.7%	31.2%	30.4%
Penn National Gaming
Net Revenue	$2,742,257	$736,059	$667,023	$2,811,293
EBITDA	730,236	200,740	178,035	752,941
EBITDA Margin	26.6%	27.3%	26.7%	26.8%
Pinnacle Entertainment
Net Revenue	$1,141,198	$292,985	$280,147	1,154,036
EBITDA	252,129	74,553	62,562	264,120
EBITDA Margin	22.1%	25.4%	22.3%	22.9%
Isle of Capri
Net Revenue	$1,004,995	$245,807	$251,921	$998,881
EBITDA	184,960	38,685	43,219	180,426
EBITDA Margin	18.4%	15.7%	17.2%	18.1%

The following tables present the data used in the public company peer group disclosures. All information was obtained from the Current Reports on Form 8-K related to the periodic release of earnings, filed with the SEC by these respective companies, for these respective periods. The twelve month period ended March 31, 2012 was compiled from this data.

	Year Ended December 31,
	2011	2010	2009	2008
		(in thousands)
Ameristar Casinos
Consolidated net revenues	$1,214,506	$1,189,282	1,215,445	$1,267,902

Same store net revenues	$1,214,506	$1,189,282	$1,215,445	$1,267,902

Penn National Gaming
Consolidated net revenues	$2,742,257	$2,459,111	$2,369,275	2,423,053
Less properties not in operation in all periods:
Hollywood Casino Perryville	(114,690)	(29,111)	$—	—
M Resort	(103,565)	—	—	—
Beulah Park	(11,372)	(3,809)	—	—

Same store sales revenues	$2,512,630	$2,426,191	$2,369,275	$2,423,053

Pinnacle Entertainment
Consolidated net revenues	$1,141,198	$1,058,568	$987,739	$1,044,684
Less properties not in operation in all periods:
St. Louis	(382,019)	(337,043)	(219,006)	(174,185)
River Downs	(10,258)	—	—	—
Boomtown Reno	—	—	(39,113)	(46,007)
Casino Magic Argentina	—	—	—	(40,006)
President Casino	—	—	—	(25,784)

Same store sales revenues	$748,921	$721,525	$729,620	$758,702

Footnotes and Safe Harbor Statements

Non-GAAP Financial Measures

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Property EBITDA and free cash flow. The following discussion defines these terms and why we believe they are useful measures of our performance.

EBITDA, Adjusted EBITDA (collectively “EBITDA”)

As presented herein with respect to Boyd Gaming Corporation

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata’s non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Property EBITDA, and Consolidated Property EBITDA

As presented herein with respect to Peninsula Gaming Corp.

Property EBITDA is defined as earnings before interest, taxes, and depreciation and amortization. Property EBITDA is adjusted, as applicable, for pre-opening expense, affiliate management fees, loss from equity affiliate, gain or loss on disposal of assets and gain on settlement. EBITDA, Adjusted EBITDA, Consolidated Adjusted EBITDA and Consolidated Property Adjusted EBITDA are not measures of financial performance under GAAP. Accordingly, the use of these measures should not be construed as an alternative to operating income, as an indicator of the Company’s operating performance, or as an alternative to cash flow from operating activities, as a measure of liquidity, or as an alternative to any other measure determined in accordance with GAAP. The Company has significant uses of cash, including capital expenditures, interest payments and debt principal repayments, which are not reflected in Consolidated Adjusted EBITDA or Consolidated Property Adjusted EBITDA

Free Cash Flow

Free Cash Flow is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. We use free cash flow to measure our financial performance and ability to repay obligations as they become due, considering our debt servicing requirements, capital expenditures related to maintaining our properties and income taxes as due.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Free Cash Flow and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Free Cash Flow or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Free Cash Flow and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Free Cash Flow and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Free Cash Flow and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.